                                    ITEM X


                               AMENDMENT NO. 3 TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                          SUPPLEMENTAL RETIREMENT PLAN
                         (OCTOBER 1, 1986 RESTATEMENT)



           WHEREAS, the company adopted a Supplemental Retirement Plan effective October 1, 1978; and

           WHEREAS, effective as of October 1, 1986, the Company amended and restated the Supplemental Retirement Plan as The Reynolds and Reynolds Company Supplemental Retirement Plan (October 1, 1986 Restatement) (the "Plan"); and

           WHEREAS, by Section 8.5 of Article VIII of the Plan, the Company reserved the right to amend the Plan; and

           WHEREAS, the Plan has been amended on two subsequent occasions; and

           WHEREAS, the Company desires to amend the Plan further;

           NOW, THEREFORE, BE IT RESOLVED that the Company hereby amends the Plan as set forth on Exhibit A attached hereto and made a part hereof;

           AND BE IT FURTHER RESOLVED, that the Amendments set forth on Exhibit A shall become effective as of August 8, 1995, unless another effective date is specifically set forth therein;

           AND BE IT FURTHER RESOLVED, that the Secretary shall file certified copies of the foregoing Resolution with the Retirement Committee and the Plan Administrator and that the Plan Administrator shall cause any affected Participant to be notified of the changes by said Resolution;

           AND BE IT FURTHER RESOLVED, that any officer of the Company is hereby authorized, in his discretion, to adopt an amendment or amendments to the Plan at such time or times, in such manner, and with such

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

contents, as such officer deems to be necessary, desirable, or appropriate, to reduce benefits under the Plan to take into account the cost to the Company of, and the value to Plan Participants of, benefits provided to Plan Participants but not employees generally that exceed the level of such benefits provided as of August 8, 1995, and to make any related or conforming amendments to the Plan;

           AND BE IT FURTHER RESOLVED, that any officer of the Company is hereby authorized to take all actions such officer deems to be necessary, desirable, or appropriate to effectuate the foregoing resolutions.



(Corporate Seal)
                             -------------------------
                                      Secretary
                             THE REYNOLDS AND REYNOLDS COMPANY







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
                                                                       EXHIBIT A


                    AMENDMENTS TO THE REYNOLDS AND REYNOLDS
                      COMPANY SUPPLEMENTAL RETIREMENT PLAN
                         (October 1, 1986 Restatement)


                1.  Section 1.13(c) is amended and restated to read as follows:

         (c)  Retired Participant
              -------------------

                A Participant whose employment with the Company and all Related Companies has terminated, and who is receiving or is entitled to receive a Pension under the Plan.

                2. Effective as of January 1, 1991, Section 1.20 is amended and restated to read as follows:

         Section 1.20 - Salaried Retirement Plan
         ---------------------------------------

                The Reynolds and Reynolds Company Retirement Plan, as in effect with respect to a Participant as of the time in respect of which such term is used.

                3.  Section 2.1 is amended and restated to read as follows:

         Section 2.1 - Eligibility
         -------------------------

                An Employee of the Company who is an officer of the Company, who is a management or highly compensated employee within the meaning of all of Section 201(2), Section 301(a)(3) and Section 401(a)(1) of ERISA, and who has accrued three years of Service (as defined in the Salaried Retirement Plan) as an officer of the Company shall be eligible to become a Participant under the Plan. In addition, the Board may at any time and from time to time designate employees (including officers)





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
of the Company or of a Related Company who are management or highly compensated employees within the meaning of all of Section 201(2), Section 301(a)(3) and
Section 401(a)(1) of ERISA as eligible to become Participants under the Plan by giving notice of such designation to the Committee. Furthermore, the Board may at any time and from time to time designate employees of the Company or of a Related Company (including officers and active Participants) who were eligible to participate in the Plan as being ineligible to participate in the Plan.

                4.  Section 2.2 is amended and restated to read as follows:

Section 2.2 - Conditions of Participation
-----------------------------------------

                The Committee shall notify each eligible employee (including an officer) of his eligibility to participate in the Plan. An eligible employee (including an officer) shall not become a Participant herein unless he furnishes within a reasonable time limit established by the Committee such applications, consents, proofs of date of birth, elections, beneficiary designations and other documents and information as prescribed by the Committee, and upon furnishing the same to the Committee he shall thereupon become a Participant. Each eligible employee (including an officer) upon becoming a Participant shall be deemed conclusively, for all purposes, to have assented to the terms and provisions of the Plan and shall be bound thereby. Notwithstanding any other provision herein to the contrary, if any Participant ceases being an officer of the Company or no longer qualifies as a management or highly compensated employee under Section 201(2), Section 301(a)(3) or
Section 401(a)(1) of ERISA (other than by reason of termination of employment with the Company and all Related Companies), or if, as provided in Section 2.1, the Board determines that any Participant is no longer eligible to participate in the Plan, such Participant shall cease accruing benefits under the Plan as of the date such Participant ceased being an officer, failed to qualify as a management or highly compensated employee, or was designated by the Board as being ineligible to participate in the Plan, as determined by the Committee.

                5.  Section 3.1 is amended and restated to read as follows:

Section 3.1 - Retirement Benefit; Vesting
-----------------------------------------

                A Participant whose employment terminates with the Company and all Related Companies (a) under conditions entitling such Participant to an Early Retirement Pension or a Normal




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
Retirement Pension under the Salaried Retirement Plan or (b) has accrued five years of Service (as defined in the Salaried Retirement Plan) as an officer of the Company as of the date of his termination of employment shall be eligible for a Pension under the Plan in the amount, if any, provided in Section 4.1.

               6.  Section 3.3 is amended and restated to read as follows:

SECTION 3.3 - TERMINATION PRIOR TO ELIGIBILITY FOR RETIREMENT BENEFIT OR DEATH BENEFIT; CHANGE OF STATUS

               Notwithstanding any other provision herein to the contrary except
Section 3.4 and Section 8.8, if a Participant's employment with the Company and all Related Companies terminates for any reason prior to the date that he or his Beneficiary is eligible for a benefit in accordance with Section 3.1 or
Section 3.2, respectively, no benefits shall be payable under the Plan with respect to such former Participant. Notwithstanding any other provision herein to the contrary except Section 3.4, if a Participant has a change of status as described in the last sentence of Section 2.2, the benefits payable under the Plan to such Participant will be determined as if such Participant's employment had terminated as of the date of such change of status, but no benefits will be paid or payable with respect to such Participant prior to the actual termination of the Participant's employment.




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